UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  May 18, 2009

TransTech Services Partners Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-52657	20-5426668
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

445 Fifth Avenue, Suite 30H
New York, New York	10016
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (212) 696-5977

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR240.13e-4(c))

CURRENT REPORT ON FORM 8-K

TransTech Services Partners, Inc.

May 20, 2009

Item 8.01.          Other Events

On May 20, 2009, TransTech Services Partners Inc. (“TransTech”) announced that it will not hold a stockholder meeting for its proposed acquisition of  Global Hi-Tech Industries Ltd. (“GHIL”), since there would not be sufficient time to close the business combination by May 23, 2009, the deadline for a business combination in TransTech’s charter.

The press release announcing the termination of the transaction between TransTech and GHIL is attached hereto as Exhibit 99.1.

Item 9.01.          Financial Statements and Exhibits.

(c)        Exhibits.

Exhibit No.          Description
    99.1                  Press Release of the Company dated May 20, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TransTech Services Partners Inc.

Date: May 20, 2009	By:	/s/ Suresh Rajpal
Name: Suresh Rajpal
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated May 20, 2009 announcing the termination of the transaction between TransTech and GHIL.